Exhibit 10.9
Execution Copy
PLEDGE AND SECURITY AGREEMENT
          PLEDGE AND SECURITY AGREEMENT, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Agreement”), made by Imperial Premium Finance, LLC, a Florida limited liability company (the “Pledgor”), in favor of Lexington Insurance Company, a Delaware property and casualty insurance company (the “Pledgee”).
WITNESSETH:
          WHEREAS, Imperial PFC Financing, LLC, an Illinois limited liability company (“Imperial PFC”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and Ableco Finance LLC, as collateral agent and administrative agent for the Lenders (“Ableco”), entered into a Financing Agreement, dated as of August 7, 2008 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”), under which the Lenders agreed to extend credit to Imperial PFC on the terms specified therein;
          WHEREAS, Imperial PFC and the Pledgee are parties to an Omnibus Claims Settlement Agreement, dated as of September 8, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Settlement Agreement”);
          WHEREAS, pursuant to the Settlement Agreement, the Pledgee has agreed to pay, at the direction and for the benefit of Imperial PFC, the “Settlement Amount” (as defined in the Settlement Agreement) to Ableco in full satisfaction of all amounts owed by Imperial PFC to Ableco under the Financing Agreement and all other “Loan Documents” (as defined in the Financing Agreement);
          WHEREAS, pursuant to the Settlement Agreement, Imperial PFC has agreed to reimburse the Pledgee for the payment of such Settlement Amount plus accrued interest thereon, all on the terms set forth in the Settlement Agreement;
          WHEREAS, the Pledgor owns one hundred percent (100%) of the “Equity Interests” (as defined in the Settlement Agreement) of Imperial PFC, as set forth in Schedule I hereto;
          WHEREAS, it is a condition precedent to the Pledgee paying the Settlement Amount to Ableco pursuant to the Settlement Agreement that the Pledgor shall have executed and delivered to the Pledgee a pledge to the Pledgee and a grant to the Pledgee of a security interest in and Lien on the outstanding shares of the Equity Interests of Imperial PFC owned by the Pledgor and in which the Pledgor has any interest at any time; and
          WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Pledgor.

          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Pledgee to pay the Settlement Amount to Ableco pursuant to the Settlement Agreement, the Pledgor agrees with the Pledgee, as follows:
          SECTION 1. Definitions. Reference is hereby made to the Settlement Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Settlement Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as provided herein or as the Pledgee may otherwise determine.
          SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Pledgee, and grants to the Pledgee a continuing security interest in and Lien on the Pledgor’s right, title and interest in and to the following (collectively, the “Pledged Collateral”):
               (a) the shares of stock, partnership interests, member interests and other equity interests described in Schedule I hereto (the “Pledged Shares”), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule I (the “Pledged Issuers”), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;
               (b) all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by the Pledgor, of the Pledged Issuers, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity;
               (c) all security entitlements of the Pledgor in any and all of the foregoing; and
               (d) all proceeds (including proceeds of proceeds) of any and all of the foregoing;
in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).
          SECTION 3. Obligations. (a) The Pledgor hereby (i) irrevocably, absolutely and unconditionally guarantees (A) the prompt payment by Imperial PFC, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing in respect of the Settlement Agreement or any other Settlement Document, whether for payment of the Outstanding Reimbursement Amount, interest thereon (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to Imperial PFC, whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, charges, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to Imperial PFC (notwithstanding the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), and (B) the due performance and observance by Imperial PFC of its other obligations now or hereafter existing in respect of the Settlement Documents (the obligations under the preceding clauses (A) and (B), collectively, the “Obligations”), and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Pledgee in enforcing any rights under this Agreement.
          (b) The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for (x) the Obligations and (y) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Settlement Documents.
          (c) Notwithstanding anything to the contrary contained in this Agreement, the recourse of the Pledgee with respect to the liability of the Pledgor under this Agreement solely with respect to the Obligations shall be limited to the Pledged Collateral.
          SECTION 4. Delivery of the Pledged Collateral.
               (a) (i) All certificates currently representing the Pledged Shares shall be delivered to the Pledgee contemporaneously with or prior to the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Pledgee, pursuant to the terms of this Agreement or the Settlement Agreement (the “Additional Collateral”), shall be delivered to the Pledgee promptly upon, but in any event within five (5) days of, receipt thereof by or on behalf of the Pledgor. All such certificates and instruments shall be held by or on behalf of the Pledgee pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Pledgee. If any Pledged Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, the Pledgor shall cause the Pledgee (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Pledgee with respect to such securities without further consent by the Pledgor. If any Pledged Collateral consists of security entitlements, the Pledgor shall transfer such security entitlements to the Pledgee (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Pledgee without further consent by the Pledgor.
                    (ii) Within five (5) days of the receipt by the Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Annex I hereto (a “Pledge Amendment”), shall be delivered to the Pledgee in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Settlement Agreement. The Pledge Amendment shall from and after delivery thereof constitute part of Schedule I hereto. The Pledgor hereby authorizes the Pledgee to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to the Pledgee shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.
               (b) If the Pledgor shall receive, by virtue of the Pledgor’s being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off) or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, instrument, option, right, payment or distribution constituting certificated Pledged Collateral in trust for the benefit of the Pledgee, shall segregate it from the Pledgor’s other property and shall deliver it forthwith to the Pledgee, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.
          SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:
               (a) The Pledgor is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization as set forth on the first page hereof, and has all the requisite limited liability company power and authority to execute, deliver and perform this Agreement.
               (b) The execution, delivery and performance by the Pledgor of this Agreement (i) have been duly authorized by all necessary limited liability company power and authority, (ii) do not and will not contravene its certificate of formation, operating agreement, any Requirements of Law or any contractual restriction binding on or affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to any of its properties.
               (c) Schedule II hereto sets forth (i) the exact legal name of the Pledgor and all other names used by the Pledgor at any time during the five (5) years preceding the Effective Date, and (ii) the Pledgor’s chief executive office and principal place of business and each place of business of the Pledgor during the five (5) years preceding the Effective Date.

               (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights (other than pursuant to a stock transfer agreement entered into with the prior written consent of the Pledgee). Except as noted in Schedule I hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.
               (e) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of all Liens except for the Lien created by this Agreement.
               (f) The exercise by the Pledgee of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Pledgor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties, other than pursuant to this Agreement or the other Settlement Documents.
               (g) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral, except for the filing in the office described in Schedule III hereto of a UCC financing statement naming the Pledgor as debtor, the Pledgee as secured party and describing the Pledged Collateral, to perfect the Pledgee’s security interests in items of the Pledged Collateral in which such security interests are not susceptible to perfection by possession of certificates or instruments, which financing statement has been duly filed or (iii) the exercise by the Pledgee of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.
               (h) This Agreement is a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.
               (i) This Agreement creates a legal, valid and enforceable Lien in favor of the Pledgee in the Pledged Collateral, as security for the Obligations. The Pledgee’s having possession of the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority Lien. All action necessary or desirable to perfect and protect such Lien has been duly made or taken, except for (i) the filings and recordations described in Section 5(g) hereof and (ii) the Pledgee’s having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.
               (j) The partnership interests or membership interests of each Pledged Issuer are (i) securities for purposes of Article 8 of the UCC, (ii) investment company securities within the meaning of Section 8-103 of the UCC and (iii) evidenced by a certificate.

               (k) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
          SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations (whether or not due) shall remain outstanding or prior to the termination of all Settlement Documents, the Pledgor will, unless the Pledgee shall otherwise consent in writing:
               (a) keep adequate records concerning the Pledged Collateral and permit the Pledgee or any agents, designees or representatives thereof at any time, or from time to time, to examine and make copies of and abstracts from such records consistent with the terms of the Settlement Agreement;
               (b) at the Pledgor’s expense, promptly deliver to the Pledgee a copy of each notice or other communication received by it in respect of the Pledged Collateral;
               (c) at the Pledgor’s expense, defend the Pledgee’s right, title and security interest in and to the Pledged Collateral against the claims of any Person;
               (d) at the Pledgor’s expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Pledgee may reasonably request in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) enable the Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee irrevocable proxies in respect of the Pledged Collateral;
               (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as expressly permitted by Section 7.02(c) of the Settlement Agreement;
               (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby;
               (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Settlement Documents;
               (h) not vote in favor of the issuance of (i) any additional shares of any class of Equity Interests of each Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests, except in the case of clauses (i), (ii) and (iii), to the extent any such issuance is expressly permitted by the Settlement Agreement;

               (i) not take or fail to take any action which would in any manner impair the value of or the enforceability of the Pledgee’s security interest in and Lien on any Pledged Collateral; and
               (j) cause each interest in each Pledged Issuer controlled by the Pledgor and pledged hereunder to be (i) represented by a certificate, (ii) deemed a “security” within the meaning of Article 8 of the UCC and (iii) governed by Article 8 of the UCC.
          SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.
               (a) So long as no Event of Default shall have occurred and be continuing:
                    (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Settlement Agreement or the other Settlement Documents; provided, however, that (A) the Pledgor will not exercise or will refrain from exercising any such right, as the case may be, if the Pledgee gives the Pledgor notice that, in the Pledgee’s judgment, such action (or inaction) is reasonably likely to have a material adverse effect to the Pledgor’s financial condition and (B) the Pledgor will give the Pledgee at least five (5) Business Days’ written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a material adverse effect to the Pledgor’s financial condition;
                    (ii) the Pledgor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Settlement Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Settlement Agreement, shall be, and shall forthwith be delivered to the Pledgee, if such Collateral constitutes certificated Pledged Collateral, to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Pledgee in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations; and
                    (iii) the Pledgee will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.
               (b) Upon the occurrence and during the continuance of an Event of Default:
                    (i) all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, distributions and interest payments;
                    (ii) without limiting the generality of the foregoing, the Pledgee may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and
                    (iii) all dividends, distributions, interest and other payments that are received by the Pledgor contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Pledgee as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgee as Pledged Collateral and as further collateral security for the Obligations.
          SECTION 8. Additional Provisions Concerning the Pledged Collateral.
               (a) To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, the Pledgor (i) authorizes the Pledgee to execute any such agreements, instruments or other documents in the Pledgor’s name and to file such agreements, instruments or other documents in the Pledgor’s name and in any appropriate filing office, (ii) authorizes the Pledgee to file any financing statements required hereunder or under any other Settlement Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of the Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of the Pledgor prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

               (b) The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor’s attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee’s discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment, distribution or other payment in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until the date on which all of the Obligations are indefeasibly paid in full after the termination of each of the Settlement Documents.
               (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Pledgee may itself perform, or cause performance of, such agreement or obligation, in the name of the Pledgor or the Pledgee, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.
               (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral. The Pledgee shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Pledgee in good faith.
               (e) The powers conferred on the Pledgee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Pledgee shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.
               (f) The Pledgee may at any time in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:
               (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale or any other disposition of the Pledged Collateral shall be required by law, at least five (5) Business Days’ prior written notice to the Pledgor of the time and place of any public sale of Pledged Collateral owned by the Pledgor or the time after which any private sale or other disposition of the Pledged Collateral is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale or other disposition of Pledged Collateral regardless of whether or not notice of sale has been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
               (b) In the event that the Pledgee determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 9(a) hereof, the Pledgor will, at the Pledgor’s expense and upon request by the Pledgee: (i) execute and deliver, and vote in favor of causing the issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) vote in favor of causing the issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Pledgee, (iii) vote in favor of causing each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things within its power as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with any applicable law.
               (c) Notwithstanding the provisions of Section 9(b) hereof, the Pledgor recognizes that the Pledgee may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Pledgee may, in such event, bid for the purchase of such securities.
               (d) Any cash held by the Pledgee (or its agent or designee) as Pledged Collateral and all cash proceeds received by the Pledgee (or its agent or designee) in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 10 hereof) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect, consistent with the provisions of the Settlement Agreement. Any surplus of such cash or cash proceeds held by the Pledgee (or its agent or designee) and remaining after indefeasible payment in full of all of the Obligations after all of the Settlement Documents have been terminated shall be paid over to the Pledgor or to such Person as may be lawfully entitled to receive such surplus.
               (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Settlement Agreement for interest on the Outstanding Reimbursement Amount or such other rate as shall be fixed by applicable law, together with the costs of collection and the fees, costs and expenses and other client charges of any attorneys employed by the Pledgee to collect such deficiency.
          SECTION 10. Indemnity and Expenses.
               (a) The Pledgor agrees to defend, protect, indemnify and hold harmless the Pledgee (and all of its officers, directors, employees, attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs and expenses of counsel) to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

               (b) The Pledgor agrees to pay to the Pledgee upon demand the amount of any and all costs and expenses, including the fees, costs, expenses and disbursements of the Pledgee’s counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.
          SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to the Pledgor as specified next to such Pledgor’s signature below; if to Imperial PFC, at its address specified in Section 11.01 of the Settlement Agreement; or if to the Pledgee, to it at its address specified in Section 11.01 of the Settlement Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed (certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered by hand, Federal Express or other reputable overnight courier, upon delivery.
          SECTION 12. Security Interest Absolute. All rights of the Pledgee, all Liens and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Settlement Agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Settlement Agreement or any other Settlement Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.
          SECTION 13. Miscellaneous.
               (a) No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by the Pledgee, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
               (b) No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder or under any Settlement Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgee provided herein and in the other Settlement Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgee under any Settlement Document against any party thereto are not conditional or contingent on any attempt by the Pledgee to exercise any of its rights under any other document against such party or against any other Person, including but not limited to, the Pledgor.
               (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
               (d) This Agreement shall create a continuing security interest in and Lien on the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment in full or release of the Obligations after the termination of all of the Settlement Documents and (ii) be binding on each Pledgor and, by its acceptance hereof, the Pledgee, and its successors and assigns, and shall inure to the benefit of the Pledgee and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Pledgor, the Pledgee may assign or otherwise transfer its rights and obligations under this Agreement and any other Settlement Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Pledgee herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Pledgee shall mean or include, as the case may be, the assignee of the Pledgee. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Pledgee, and any such assignment or transfer without such consent shall be null and void.
               (e) Upon the satisfaction in full of the Obligations after the termination of each of the Settlement Documents, (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Pledgee will, upon the Pledgor’s request and at the Pledgor’s expense, without any recourse, representation or warranty whatsoever, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
               (f) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

               (g) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest and Lien created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.
               (h) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.
               (i) THE PLEDGOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE PLEDGEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SETTLEMENT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.
[signature page follows]

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered on the date first above written.

PLEDGOR: IMPERIAL PREMIUM FINANCE, LLC
By:	Imperial Holdings, LLC, its managing member

By:
	Name:	Jonathan Neuman
	Title:	President
Address: 701 Park of Commerce Blvd., Suite 301 Boca Raton, Florida 33487 Telecopy No.: (561) 995-4203

Pledge and Security Agreement

SCHEDULE I
Pledged Shares

Pledgor	Name of Issuer	Number of Shares	Class	Certificate Number
Imperial Premium Finance, LLC	Imperial PFC Financing, LLC	100	Common	1
Sched. I-1

SCHEDULE II
Part A
Current Names and Addresses of Pledgor

Exact Name	Address	City	State	Zip Code
Imperial Premium Finance, LLC	701 Park of Commerce Blvd., Suite 301	Boca Raton	Florida	33487
Part B
Names and Addresses of Pledgor Used During Last Five Years

Exact Name	Address	City	State	Zip Code
Imperial Premium Finance, LLC	701 Park of Commerce Blvd., Suite 301	Boca Raton	Florida	33487
Sched. II-1

SCHEDULE III
Filing Offices

Name	Filing Office
Imperial Premium Finance, LLC	Florida Secured Transaction Registry
Sched. III-1

ANNEX I
PLEDGE AMENDMENT
          This Pledge Amendment, dated as of _________ __, __, is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement by and between Imperial Premium Finance, LLC and Lexington Insurance Company, dated as of September 8, 2010, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Pledge and Security Agreement”) and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Pledgee and become part of the Pledged Collateral referred to in such Pledge and Security Agreement and shall secure all of the Obligations referred to in such Pledge and Security Agreement.

Pledged Shares

		Number		Certificate
Pledgor	Name of Issuer	of Shares	Class	Number(s)

[PLEDGOR]
By:
Name:
Title:

LEXINGTON INSURANCE COMPANY, as Pledgee
By:
Name:
Title:

Annex I-1